SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

February 7, 2008
Date of report (Date of earliest event reported)

Petroleum Development Corporation
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

120 Genesis Boulevard, Bridgeport, WV  26330
Address of Principal Executive Offices

304-842-3597
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 7.01	Regulation FD Disclosure

On February 7, 2008, Petroleum Development Corporation will host a conference for equity analysts and institutional investors at the St. Regis Hotel in New York. The presentation will include a 2007 review, 2008 outlook and corporate strategy, management transition, detailed discussion of Rockies, Appalachian and Michigan core operating areas, recent acquisitions, financial and risk management overview and 2008 guidance. PDC representatives will include Steve Williams, Chairman and CEO, Richard McCullough, Vice Chairman and CFO, Tom Riley, President, Eric Stearns, Executive Vice President Exploration and Production and Celesta Miracle, Vice President Investor Relations and Communications.

The slide presentation, which will be used on this webcast, is attached herewith as Exhibit 99.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)            Exhibits.

PRESENTATION:
Petroleum Development Corporation, 2008 Analyst Day, February 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	February 7, 2008

By:	/s/ Richard W. McCullough
Richard W. McCullough
Vice Chairman & CFO